Exhibit 32.1
ALL-STATE PROPERTIES L.P.
(A LIMITED PARTNERSHIP)

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of All-State Properties L.P., (the "Company") for the quarterly period ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof, I, Garry McHenry, General Partner of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Garry McHenry
Garry McHenry
General Partner
May 20, 2008